Exhibit 10.21

                             CONSULTATION AGREEMENT

     AGREEMENT dated as of the 1st day of October, 1997 by and between Care Advantage, Inc., a Delaware corporation (the "Company"), and David McDonnell, 731 Eagle Farm Road, Villanova, Pennsylvania 19085 ("Consultant");

     WHEREAS, the Company is engaged in the healthcare management business; and

     WHEREAS, Consultant is a person with experience in one or more aspects of this business; and

     WHEREAS, the Company desires to retain Consultant and Consultant is desirous of and wishes to enter into such a consultation arrangement, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, it is agreed as follows:

1. DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings set forth below:

     1.1 "Basic Fee" shall have the meaning assigned to it in Section 5 of this Agreement.

     1.2 "Board" shall mean the Board of Directors of the Company as duly constituted from time to time.

     1.3 "the Business" shall mean the business to be conducted by the Company or any Subsidiary, directly or indirectly, including, but not limited to, healthcare management.

     1.4 "Cause" shall mean:

     (a) The conviction of Consultant for a felony based upon actions committed after the date hereof or the willful commission after the date hereof by Consultant of a criminal or other act in the course of carrying out his duties under this Agreement that in either case in the judgment of the Board causes or is likely to cause substantial economic damage to the Company or a Subsidiary on a consolidated bases or substantial injury to the business reputation of the Company or a Subsidiary;

     (b) The commission by Consultant of an act of fraud in the performance of such Consultant's duties on behalf of the Company or a Subsidiary;

     (c) The continuing willful failure of Consultant to perform the duties of such Consultant to the Company or a Subsidiary (other than any such failure resulting from

Consultant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Consultant by the Board; or

     (d) The order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of this Agreement.

     For purposes of this subparagraph, no act, or failure to act, on Consultant's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interests of the Company or a Subsidiary.

     1.5 "Date of Termination" shall have the meaning assigned to it in Section 6.5.

     1.6 "Disability" shall mean the inability of Consultant to perform Consultant's duties of consultation for the Company, if retained by the Company or a Subsidiary, pursuant to the terms of this Agreement and by-laws of the Company as hereinafter provided, because of physical or mental disability, where such disability shall have existed for a period of more than 20 consecutive days. The fact of whether or not a Disability exists hereunder shall be determined by appropriate medical experts selected by the Board. The existence of a Disability means that, Consultant's mental and/or physical condition substantially interferes with Consultant's performance of his duties for the Company, and/or its Subsidiaries as specified in this Agreement.

     1.7 "Dispute" shall mean in the case of termination of retention of Consultant by the Company or a Subsidiary by the Company or a Subsidiary for Disability or Cause, that Consultant challenges the existence of Disability or Cause.

     1.8 "Notice of Termination" shall have the meaning assigned to that term in
Section 6.4.

     1.9 "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     Wherever from the context it appears appropriate, each word or phrase stated in either the singular or the plural shall include the singular and the plural, and each pronoun stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

2. CONSULTATION DUTIES OF CONSULTANT

     2.1 Consultation Duties. The Company hereby retains Consultant, and Consultant hereby accepts appointment as Consultant to the Company. The principal duty of Consultant


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

shall be to perform those services identified to him by the Board and to render services as are necessary and desirable to protect and advance the best interests of the Company and its Subsidiaries, acting, in all instances, under the supervision of and in accordance with the policies set by the Board.

     2.2 Performance of Duties. Consultant shall be available to provide consultation services hereunder during the Term; provided, however, the Company recognizes Consultant has other duties for other Persons, and the Company will not demand services hereunder which interfere with Consultant's responsibilities to such other Persons.

3. TERM OF RETENTION

     The retention of Consultant pursuant to this Agreement shall commence as of the Commencement Date and end December 31, 1997, unless sooner terminated pursuant to Section 6 of this Agreement.

4. COMPENSATION AND BENEFITS

     The Company and/or its Subsidiaries shall pay Consultant as compensation for all of the services to be rendered by him hereunder during the Term, and in consideration of the various restrictions imposed upon Consultant during the Term, and otherwise under this Agreement, the Basic Fee and other benefits as provided for and determined pursuant to Section 5 of this Agreement.

5. BASIC FEE/EXPENSES

     5.1 Basic Fee. The Company agrees to pay Consultant a fee of $25,000 per month (the "Basic Fee") during the Term ($75,000 in the aggregate) in addition to fees payable to him as a director of the Company of $1,000 per meeting of the Board attended by Consultant and $1,000 per meeting of any committee of the Board attended by Consultant. The Basic Fee will be payable on the last day of each month during the Term.

     5.2 Reimbursement for Expenses. The Company shall pay or reimburse Consultant for all reasonable expenses actually incurred or paid by him during the Term in the performance of his services under this Agreement, upon presentation of such bills, expense statements, vouchers or such other supporting information as the Board may reasonably require. In the event the Company requires Consultant to travel on business during the Term, Consultant shall be reimbursed for any travel expenses in accordance with this Section 5.2.

6. TERMINATION OF CONSULTATION RETENTION

     6.1 Death. If Consultant dies during the Term, on the date of his death this Agreement shall terminate.


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

     6.2  Disability.  If, during the Term,  Consultant  has a  Disability,  the
Company  may,  at  any  time  after  Consultant  has  a  Disability,   terminate
Consultant's retention hereunder by written notice to him.

     6.3 Termination Without Cause. If the Company shall terminate this Agreement without Cause, it shall pay Consultant a one time fee equal to the difference between $75,000 and amounts paid under Section 5.1 hereof in lieu of any further payments. If Consultant terminates this Agreement, all payments hereunder to him shall cease except pursuant to Section 5.2.

     6.4 Notice of Termination. Any purported termination of retention of Consultant by the Company or a Subsidiary by reason of Consultant's Disability or for Cause, shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice given by Consultant or the Company, as the case may be, which shall indicate the specific basis for termination and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination.

     6.5 Date of Termination. For purposes of this Agreement, "Date of Termination" shall mean the date of termination of retention of Consultant specified in the Notice of Termination, which shall not be more than ten (10) days after such Notice of Termination is given

     6.6 Termination by Death or Disability. In the event of the termination of Consultant's retention by Death or Disability, Consultant or his estate or beneficiary, as the case may be, shall receive his Basic Fee through the Date of Termination to the extent then unpaid. Consultant shall also be reimbursed for expenses in accordance with Section 5.2 properly incurred prior to the Date of Termination and then remaining unpaid by the Company.

7. REPRESENTATION AND WARRANTY BY CONSULTANT

     Consultant hereby represents and warrants to the Company, the same being part of the essence of this Agreement that, as of the Commencement Date, he is not a party to any agreement, contract or understanding, and that no facts or circumstances exist which would in any way restrict or prohibit him in any material way from undertaking or performing any of his obligations under this Agreement. The foregoing representation and warranty shall remain in effect throughout the Term.


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

8. SEVERABILITY

     The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provisions hereof.

9. NOTICES

     All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be deemed duly given if made in writing and delivered personally or by courier or mailed by postage prepaid certified or registered mail, return receipt requested, accompanied by a second copy sent by ordinary mail, which notices shall be addressed as follows:

If to the Company:

                  CareAdvantage, Inc.
                  485-C Route 1 South
                  Iselin, New Jersey 08830

         with copies to:

                  Crummy, Del Deo, Dolan, Griffinger & Vecchione
                  One Riverfront Plaza
                  Newark, New Jersey 07102
                  Attn:  Frank E. Lawatsch, Jr.

                  If to Consultant:

                  David McDonnell
                  731 Eagle Farm Road
                  Villanova, Pennsylvania 19088

     By notifying the other parties in writing, given as aforesaid, any party may from time-to-time change its address or the name of any person to whose attention notice is to be given, or may add another person, to whose attention notice is to be given, in connection with notice to any party.

10. ASSIGNMENT AND SUCCESSORS

     Neither this Agreement nor any of his rights or duties hereunder may be assigned or delegated by Consultant. This Agreement is not assignable by the Company except to any successor in interest which takes over all or substantially all of the business of the


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

Company, as it is conducted at the time of such assignment. Any corporation into or with which the Company is merged or consolidated or which takes over all or substantially all of the business of the Company shall be deemed to be a successor of the Company for purposes hereof. This Agreement shall be binding upon and, except as aforesaid, shall inure to the benefit of the parties and their respective successors and permitted assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Consultant, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

11. ENTIRE AGREEMENT, WAIVER AND OTHER

     11.1 Integration. This Agreement contains the entire agreement of the parties hereto on its subject matter and supersedes all previous agreements between the parties hereto, written or oral, express or implied, covering the subject matter hereof. No representations, inducements, promises or agreements, oral or otherwise, not embodied herein, shall be of any force or effect.

     11.2 No Waiver. No waiver or modification of any of the provisions of this Agreement shall be valid unless in writing and signed by or on behalf of the party granting such waiver or modification. No waiver by any party of any breach or default hereunder shall be deemed a waiver of any repetition of such breach or default or shall be deemed a waiver of any other breach or default, nor shall it in any way affect any of the other terms or conditions of this Agreement or the enforceability thereof. No failure of the Company to exercise any power given it hereunder or to insist upon strict compliance by Consultant with any obligation hereunder, and no custom or practice at variance with the terms hereof, shall constitute a waiver of the right of the Company to demand strict compliance with the terms hereof.

     Consultant shall not have the right to sign any waiver or modification of any provisions of this Agreement on behalf of the Company, nor shall any action taken by Consultant reduce his obligations under this Agreement.

     This Agreement may not be supplemented or rescinded except by instrument in writing signed by all of the parties hereto after the Commencement Date. Neither this Agreement nor any of the rights of any of the parties hereunder may be terminated except as provided herein.

     11.3 Obligations of Company. The Company's obligation to pay Consultant the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against Consultant or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Except as expressly provided herein, the Company waives all rights which it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. Each and every payment made hereunder by the Company shall be final and the Company will not seek to recover for any reason all or any part of such payment from Consultant or any person entitled thereto. Consultant shall not be


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

required to mitigate the amount of any payment or other benefit provided for in this Agreement by seeking other employment or otherwise.

12. GOVERNING LAW

     This Agreement shall be governed by and construed, and the rights and obligations of the parties hereto enforced, in accordance with the laws of the State of New Jersey.

13. HEADINGS

     The Section and Subsection headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

14. INDEPENDENT CONTRACTOR STATUS

     Consultant shall for all purposes hereunder be an independent contractor with respect to the Company. This Agreement shall not constitute Consultant as a joint venturer, employee, officer or partner of the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above, which shall be deemed to be the Commencement Date.

                                                    CAREADVANTAGE, INC.

                                                    By: /s/ Thomas P. Riley
                                                        ------------------------
                                                            Thomas P. Riley

                                                        /s/ David J. McDonnell
                                                        ------------------------
                                                            David J. McDonnell

                                                               Consultant